Exhibit 12(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John L. Keeley, Jr., Principal Executive Officer of the Keeley Small Cap Value Fund, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  June 5, 2006
       ------------
                                                 /s/ John L. Keeley, Jr.
                                                 -------------------------------
                                                 John L. Keeley, Jr., President
                                                 (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to the Keeley Small Cap Value Fund, Inc. and will be retained by the Keeley Small Cap Value Fund, Inc. and furnished to the SEC or its staff upon request.


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Emily Viehweg, Principal Financial Officer of the Keeley Small Cap Value Fund, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  June 5, 2006
       ------------
                                                   /s/ Emily Viehweg
                                                   -----------------------------
                                                   Emily Viehweg, Treasurer
                                                   (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Keeley Small Cap Value Fund, Inc. and will be retained by the Keeley Small Cap Value Fund, Inc. and furnished to the SEC or its staff upon request.